SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report - October 27, 2004

(Date of earliest event reported)

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State of incorporation)	(Commission file number)	(IRS employer identification number)

90 Coles Road, Blackwood, New Jersey, 08012

(Address of principal executive offices, zip code)

Area Code (856) 228-8100

(Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its presentation of its third quarter financial results, which were made available on the Company’s web site in connection with the Company’s third quarter 2004 conference call on October 27, 2004.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Metrologic Instruments, Inc. presentation of its third quarter financial results.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 1, 2004	Metrologic Instruments, Inc.

	By:	/s/ Kevin J. Bratton
Kevin J. Bratton
Chief Financial Officer

METROLOGIC INSTRUMENTS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Page

99.1	Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its presentation of its third quarter financial results, which were made available on the Company’s web site in connection with the Company’s third quarter 2004 conference call on October 27, 2004.